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                        SUPPLEMENT DATED APRIL 16, 2004
               TO THE PROSPECTUSES OF THE FUNDS INDICATED BELOW

   The following information supplements, and to the extent inconsistent therewith, supercedes, certain information in each of the currently effective Prospectuses and Statements of Additional Information for each of the Funds listed below:

   Effective April 29, 2004, the Board has appointed David Fare Co-Portfolio Manager of the Funds. Mr. Fare is Vice President and Investment Officer of the Funds. Mr. Fare is an investment officer of the Funds adviser, Smith Barney Fund Management LLC. He will join Joe Deane as the Funds co-portfolio manager. Mr. Fare is a Director of Citigroup Global Markets Inc. and Portfolio Manager of Citigroup Asset Management. He has been with CGM or its predecessor firms since 1989. Mr. Fare holds a B.A. from St. John's University.

   Effective April 29, 2004 David Fare will serve as Co-Portfolio Manager of the Funds listed *:


      *   Smith Barney Arizona Municipals Fund Inc.    September 26, 2003

          Smith Barney California Municipals Fund Inc  July 29, 2003

          Smith Barney Intermediate Maturity New York
            Municipals Fund                            March 29, 2004

          Smith Barney Managed Municipals Fund Inc.    June 27, 2003

          Smith Barney New Jersey Municipals Fund Inc. July 29, 2003

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